Exhibit 99.2

3Q22 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended
(in millions, except per share amounts)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Selected Income Statement Data
Total revenue	$19,505	17,028	17,592	20,856	18,834	15%	4	$54,125	57,636	(6)%
Noninterest expense	14,327	12,883	13,870	13,198	13,303	11	8	41,080	40,633	1
Pre-tax pre-provision profit (PTPP) (1)	5,178	4,145	3,722	7,658	5,531	25	(6)	13,045	17,003	(23)
Provision for credit losses	784	580	(787)	(452)	(1,395)	35	156	577	(3,703)	NM
Wells Fargo net income	3,528	3,119	3,671	5,750	5,122	13	(31)	10,318	15,798	(35)
Wells Fargo net income applicable to common stock	3,250	2,839	3,393	5,470	4,787	14	(32)	9,482	14,786	(36)

Common Share Data
Diluted earnings per common share	0.85	0.74	0.88	1.38	1.17	15	(27)	2.47	3.57	(31)
Dividends declared per common share	0.30	0.25	0.25	0.20	0.20	20	50	0.80	0.40	100
Common shares outstanding	3,795.4	3,793.0	3,789.9	3,885.8	3,996.9	—	(5)
Average common shares outstanding	3,796.5	3,793.8	3,831.1	3,927.6	4,056.3	—	(6)	3,807.0	4,107.1	(7)
Diluted average common shares outstanding	3,825.1	3,819.6	3,868.9	3,964.7	4,090.4	—	(6)	3,838.5	4,140.0	(7)
Book value per common share (2)	$41.34	41.72	42.21	43.32	42.47	(1)	(3)
Tangible book value per common share (2)(3)	34.27	34.66	35.13	36.35	35.54	(1)	(4)

Selected Equity Data (period-end)
Total equity	178,409	179,793	181,689	190,110	191,071	(1)	(7)
Common stockholders' equity	156,914	158,256	159,968	168,331	169,753	(1)	(8)
Tangible common equity (3)	130,082	131,460	133,144	141,254	142,047	(1)	(8)

Performance Ratios
Return on average assets (ROA) (4)	0.74%	0.66	0.78	1.17	1.04			0.73%	1.09
Return on average equity (ROE) (5)	8.0	7.1	8.4	12.8	11.1			7.8	11.7
Return on average tangible common equity (ROTCE) (3)	9.6	8.6	10.0	15.3	13.2			9.4	14.0
Efficiency ratio (6)	73	76	79	63	71			76	70
Net interest margin on a taxable-equivalent basis	2.83	2.39	2.16	2.11	2.03			2.46	2.03
NM – Not meaningful
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(3)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 25 and 26.
(4)Represents Wells Fargo net income divided by average assets.
(5)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(6)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Selected Balance Sheet Data (average)
Loans	$945,465	926,567	898,005	875,036	854,024	2%	11	$923,520	860,666	7%
Assets	1,880,690	1,902,571	1,919,392	1,943,430	1,949,700	(1)	(4)	1,900,743	1,941,391	(2)
Deposits	1,407,851	1,445,793	1,464,072	1,470,027	1,450,941	(3)	(3)	1,439,033	1,426,956	1

Selected Balance Sheet Data (period-end)
Debt securities	502,035	516,772	535,916	537,531	542,993	(3)	(8)
Loans	945,906	943,734	911,807	895,394	862,827	—	10
Allowance for credit losses for loans	13,225	12,884	12,681	13,788	14,705	3	(10)
Equity securities	59,560	61,774	70,755	72,886	66,526	(4)	(10)
Assets	1,877,745	1,881,142	1,939,709	1,948,068	1,954,901	—	(4)
Deposits	1,398,151	1,425,153	1,481,354	1,482,479	1,470,379	(2)	(5)

Headcount (#) (period-end)	239,209	243,674	246,577	249,435	253,871	(2)	(6)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	10.3%	10.4	10.5	11.4	11.6
Tier 1 capital	11.8	11.9	12.0	12.9	13.2
Total capital	14.5	14.6	14.7	15.8	16.2
Risk-weighted assets (RWAs) (in billions)	$1,257.4	1,253.6	1,265.5	1,239.0	1,218.9	—	3

Advanced Approach:
Common Equity Tier 1 (CET1)	11.7%	11.6	11.8	12.6	12.4
Tier 1 capital	13.5	13.3	13.5	14.3	14.1
Total capital	15.7	15.6	15.9	16.7	16.5
Risk-weighted assets (RWAs) (in billions)	$1,104.9	1,121.6	1,119.5	1,116.1	1,138.6	(1)	(3)

Tier 1 leverage ratio	8.0%	8.0	8.0	8.3	8.4
Supplementary Leverage Ratio (SLR)	6.7	6.6	6.6	6.9	6.9
Total Loss Absorbing Capacity (TLAC) Ratio (3)	23.0	22.7	22.3	23.0	23.7
Liquidity Coverage Ratio (LCR) (4)	123	121	119	118	119
(1)Ratios and metrics for September 30, 2022, are preliminary estimates.
(2)See the tables on pages 27 and 28 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended
(in millions, except per share amounts)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Interest income	$14,494	11,556	10,181	10,121	9,834	25%	47	$36,231	29,573	23%
Interest expense	2,396	1,358	960	859	925	76	159	4,714	3,056	54
Net interest income	12,098	10,198	9,221	9,262	8,909	19	36	31,517	26,517	19
Noninterest income
Deposit-related fees	1,289	1,376	1,473	1,462	1,416	(6)	(9)	4,138	4,013	3
Lending-related fees	358	353	342	357	365	1	(2)	1,053	1,088	(3)
Investment advisory and other asset-based fees	2,111	2,346	2,498	2,579	2,882	(10)	(27)	6,955	8,432	(18)
Commissions and brokerage services fees	562	542	537	558	525	4	7	1,641	1,741	(6)
Investment banking fees	375	286	447	669	547	31	(31)	1,108	1,685	(34)
Card fees	1,119	1,112	1,029	1,071	1,078	1	4	3,260	3,104	5
Mortgage banking	324	287	693	1,035	1,259	13	(74)	1,304	3,921	(67)
Net gains (losses) from trading activities	900	446	218	(177)	92	102	878	1,564	461	239
Net gains from debt securities	6	143	2	119	283	(96)	(98)	151	434	(65)
Net gains (losses) from equity securities	(34)	(615)	576	2,470	869	94	NM	(73)	3,957	NM
Lease income	322	333	327	46	322	(3)	—	982	950	3
Other	75	221	229	1,405	287	(66)	(74)	525	1,333	(61)
Total noninterest income	7,407	6,830	8,371	11,594	9,925	8	(25)	22,608	31,119	(27)
Total revenue	19,505	17,028	17,592	20,856	18,834	15	4	54,125	57,636	(6)
Provision for credit losses	784	580	(787)	(452)	(1,395)	35	156	577	(3,703)	116
Noninterest expense
Personnel	8,212	8,442	9,271	8,475	8,690	(3)	(6)	25,925	27,066	(4)
Technology, telecommunications and equipment	798	799	876	827	741	—	8	2,473	2,400	3
Occupancy	732	705	722	725	738	4	(1)	2,159	2,243	(4)
Operating losses	2,218	576	673	512	540	285	311	3,467	1,056	228
Professional and outside services	1,235	1,310	1,286	1,468	1,417	(6)	(13)	3,831	4,255	(10)
Leases (1)	186	185	188	195	220	1	(15)	559	672	(17)
Advertising and promotion	126	102	99	225	153	24	(18)	327	375	(13)
Restructuring charges	—	—	5	66	1	NM	(100)	5	10	(50)
Other	820	764	750	705	803	7	2	2,334	2,556	(9)
Total noninterest expense	14,327	12,883	13,870	13,198	13,303	11	8	41,080	40,633	1
Income before income tax expense	4,394	3,565	4,509	8,110	6,926	23	(37)	12,468	20,706	(40)
Income tax expense	894	613	707	1,711	1,521	46	(41)	2,214	3,867	(43)
Net income before noncontrolling interests	3,500	2,952	3,802	6,399	5,405	19	(35)	10,254	16,839	(39)
Less: Net income (loss) from noncontrolling interests	(28)	(167)	131	649	283	83	NM	(64)	1,041	NM
Wells Fargo net income	$3,528	3,119	3,671	5,750	5,122	13%	(31)	$10,318	15,798	(35)
Less: Preferred stock dividends and other	278	280	278	280	335	(1)	(17)	836	1,012	(17)
Wells Fargo net income applicable to common stock	$3,250	2,839	3,393	5,470	4,787	14%	(32)	$9,482	14,786	(36)
Per share information
Earnings per common share	$0.86	0.75	0.89	1.39	1.18	15	(27)	$2.49	3.60	(31)
Diluted earnings per common share	0.85	0.74	0.88	1.38	1.17	15	(27)	2.47	3.57	(31)
NM – Not meaningful
(1)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Sep 30, 2022 % Change from
(in millions)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021
Assets
Cash and due from banks	$27,634	29,716	27,454	24,616	25,509	(7)%	8
Interest-earning deposits with banks	137,821	125,424	174,441	209,614	241,178	10	(43)
Total cash, cash equivalents, and restricted cash	165,455	155,140	201,895	234,230	266,687	7	(38)
Federal funds sold and securities purchased under resale agreements	55,840	55,546	67,764	66,223	67,807	1	(18)
Debt securities:
Trading, at fair value	85,766	89,157	86,672	88,265	94,943	(4)	(10)
Available-for-sale, at fair value	115,835	125,832	168,436	177,244	185,557	(8)	(38)
Held-to-maturity, at amortized cost	300,434	301,783	280,808	272,022	262,493	—	14
Loans held for sale	9,434	9,674	19,824	23,617	24,811	(2)	(62)
Loans	945,906	943,734	911,807	895,394	862,827	—	10
Allowance for loan losses	(12,571)	(11,786)	(11,504)	(12,490)	(13,517)	(7)	7
Net loans	933,335	931,948	900,303	882,904	849,310	—	10
Mortgage servicing rights	11,027	10,386	9,753	8,189	8,148	6	35
Premises and equipment, net	8,493	8,444	8,473	8,571	8,599	1	(1)
Goodwill	25,172	25,178	25,181	25,180	26,191	—	(4)
Derivative assets	29,253	24,896	27,365	21,478	27,060	18	8
Equity securities	59,560	61,774	70,755	72,886	66,526	(4)	(10)
Other assets	78,141	81,384	72,480	67,259	66,769	(4)	17
Total assets	$1,877,745	1,881,142	1,939,709	1,948,068	1,954,901	—	(4)
Liabilities
Noninterest-bearing deposits	$494,594	515,437	529,957	527,748	529,051	(4)	(7)
Interest-bearing deposits	903,557	909,716	951,397	954,731	941,328	(1)	(4)
Total deposits	1,398,151	1,425,153	1,481,354	1,482,479	1,470,379	(2)	(5)
Short-term borrowings	48,382	37,075	33,601	34,409	41,980	30	15
Derivative liabilities	23,400	17,168	15,499	9,424	12,976	36	80
Accrued expenses and other liabilities	72,991	71,662	74,229	70,957	75,513	2	(3)
Long-term debt	156,412	150,291	153,337	160,689	162,982	4	(4)
Total liabilities	1,699,336	1,701,349	1,758,020	1,757,958	1,763,830	—	(4)
Equity
Wells Fargo stockholders’ equity:
Preferred stock	20,057	20,057	20,057	20,057	20,270	—	(1)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,216	60,024	59,899	60,196	60,134	—	—
Retained earnings	186,551	184,475	182,623	180,322	175,709	1	6
Accumulated other comprehensive income (loss)	(14,344)	(10,608)	(6,767)	(1,702)	(1,177)	(35)	NM
Treasury stock (1)	(84,781)	(84,906)	(85,059)	(79,757)	(74,169)	—	(14)
Unearned ESOP shares	(646)	(646)	(646)	(646)	(875)	—	26
Total Wells Fargo stockholders’ equity	176,189	177,532	179,243	187,606	189,028	(1)	(7)
Noncontrolling interests	2,220	2,261	2,446	2,504	2,043	(2)	9
Total equity	178,409	179,793	181,689	190,110	191,071	(1)	(7)
Total liabilities and equity	$1,877,745	1,881,142	1,939,709	1,948,068	1,954,901	—	(4)
NM – Not meaningful
(1)Number of shares of treasury stock were 1,686,372,007, 1,688,846,993, 1,691,916,667, 1,596,009,977, and 1,484,890,493 at September 30, June 30, and March 31, 2022, and December 31, and September 30, 2021, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended		% Change
($ in millions)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021
Average Balances

Assets
Interest-earning deposits with banks	$130,761	146,271	179,051	216,061	250,314	(11)%	(48)	$151,851	243,095	(38)%
Federal funds sold and securities purchased under resale agreements	57,432	60,450	64,845	65,388	68,912	(5)	(17)	60,882	71,179	(14)
Trading debt securities	91,618	89,258	90,677	92,597	88,476	3	4	90,521	86,828	4
Available-for-sale debt securities	127,821	147,138	169,048	178,770	179,237	(13)	(29)	147,852	192,765	(23)
Held-to-maturity debt securities	305,063	298,101	279,245	264,695	261,182	2	17	294,231	238,769	23
Loans held for sale	11,458	14,828	19,513	24,149	24,490	(23)	(53)	15,237	28,702	(47)
Loans	945,465	926,567	898,005	875,036	854,024	2	11	923,520	860,666	7
Equity securities	29,722	30,770	33,282	35,711	32,790	(3)	(9)	31,244	30,678	2
Other	13,577	16,085	11,498	11,514	10,070	(16)	35	13,727	9,559	44
Total interest-earning assets	1,712,917	1,729,468	1,745,164	1,763,921	1,769,495	(1)	(3)	1,729,065	1,762,241	(2)
Total noninterest-earning assets	167,773	173,103	174,228	179,509	180,205	(3)	(7)	171,678	179,150	(4)
Total assets	$1,880,690	1,902,571	1,919,392	1,943,430	1,949,700	(1)	(4)	$1,900,743	1,941,391	(2)
Liabilities
Interest-bearing deposits	$902,219	924,526	945,335	938,682	941,014	(2)	(4)	$923,869	937,995	(2)
Short-term borrowings	39,447	35,591	32,758	37,845	43,899	11	(10)	35,956	50,439	(29)
Long-term debt	158,984	151,230	153,803	161,335	174,643	5	(9)	154,691	184,608	(16)
Other liabilities	36,217	35,583	31,092	28,245	30,387	2	19	34,317	28,999	18
Total interest-bearing liabilities	1,136,867	1,146,930	1,162,988	1,166,107	1,189,943	(1)	(4)	1,148,833	1,202,041	(4)
Noninterest-bearing demand deposits	505,632	521,267	518,737	531,345	509,927	(3)	(1)	515,164	488,961	5
Other noninterest-bearing liabilities	55,154	53,358	51,330	55,234	55,789	3	(1)	53,295	59,010	(10)
Total liabilities	1,697,653	1,721,555	1,733,055	1,752,686	1,755,659	(1)	(3)	1,717,292	1,750,012	(2)
Total equity	183,037	181,016	186,337	190,744	194,041	1	(6)	183,451	191,379	(4)
Total liabilities and equity	$1,880,690	1,902,571	1,919,392	1,943,430	1,949,700	(1)	(4)	$1,900,743	1,941,391	(2)

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	2.12%	0.88	0.22	0.16	0.15			0.98%	0.12
Federal funds sold and securities purchased under resale agreements	1.73	0.47	(0.05)	(0.01)	0.03			0.69	0.03
Trading debt securities	2.75	2.50	2.44	2.39	2.33			2.57	2.38
Available-for-sale debt securities	2.47	1.91	1.72	1.55	1.57			2.00	1.54
Held-to-maturity debt securities	2.23	2.06	1.98	1.86	1.87			2.09	1.88
Loans held for sale	4.18	3.41	2.86	2.79	2.81			3.38	3.24
Loans	4.28	3.52	3.25	3.32	3.29			3.70	3.32
Equity securities	2.09	2.51	2.05	2.16	1.78			2.22	1.81
Other	1.97	0.65	0.12	0.09	0.09			0.94	0.06
Total interest-earning assets	3.39	2.70	2.38	2.31	2.24			2.82	2.27
Interest-bearing liabilities
Interest-bearing deposits	0.23	0.07	0.04	0.04	0.04			0.11	0.04
Short-term borrowings	1.59	0.34	(0.17)	(0.14)	(0.06)			0.65	(0.07)
Long-term debt	3.90	2.67	1.98	1.71	1.71			2.87	1.79
Other liabilities	1.89	1.78	1.68	1.38	1.15			1.79	1.37
Total interest-bearing liabilities	0.84	0.47	0.33	0.29	0.31			0.55	0.34

Interest rate spread on a taxable-equivalent basis (2)	2.55	2.23	2.05	2.02	1.93			2.27	1.93
Net interest margin on a taxable-equivalent basis (2)	2.83	2.39	2.16	2.11	2.03			2.46	2.03
(1)The average balance amounts represent amortized costs. The interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $105 million, $108 million, $107 million, $106 million and $105 million for the quarters ended September 30, June 30, and March 31, 2022, and December 31 and September 30, 2021, respectively, and $320 million and $321 million for the first nine months of 2022 and 2021, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended September 30, 2022
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,102	1,991	2,270	1,088	(248)	(105)	12,098
Noninterest income	2,175	961	1,790	2,577	284	(380)	7,407
Total revenue	9,277	2,952	4,060	3,665	36	(485)	19,505
Provision for credit losses	917	(168)	32	8	(5)	—	784
Noninterest expense	6,758	1,526	1,900	2,796	1,347	—	14,327
Income (loss) before income tax expense (benefit)	1,602	1,594	2,128	861	(1,306)	(485)	4,394
Income tax expense (benefit)	401	409	536	222	(189)	(485)	894
Net income (loss) before noncontrolling interests	1,201	1,185	1,592	639	(1,117)	—	3,500
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(31)	—	(28)
Net income (loss)	$1,201	1,182	1,592	639	(1,086)	—	3,528

					Quarter ended June 30, 2022
Net interest income	$6,372	1,580	2,057	916	(619)	(108)	10,198
Noninterest income	2,135	912	1,516	2,789	(114)	(408)	6,830
Total revenue	8,507	2,492	3,573	3,705	(733)	(516)	17,028
Provision for credit losses	613	21	(62)	(7)	15	—	580
Noninterest expense	6,036	1,478	1,840	2,911	618	—	12,883
Income (loss) before income tax expense (benefit)	1,858	993	1,795	801	(1,366)	(516)	3,565
Income tax expense (benefit)	465	249	459	198	(242)	(516)	613
Net income (loss) before noncontrolling interests	1,393	744	1,336	603	(1,124)	—	2,952
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(170)	—	(167)
Net income (loss)	$1,393	741	1,336	603	(954)	—	3,119

					Quarter ended September 30, 2021
Net interest income	$5,707	1,231	1,866	637	(427)	(105)	8,909
Noninterest income	3,097	845	1,519	2,981	1,752	(269)	9,925
Total revenue	8,804	2,076	3,385	3,618	1,325	(374)	18,834
Provision for credit losses	(518)	(335)	(460)	(73)	(9)	—	(1,395)
Noninterest expense	6,053	1,396	1,797	2,917	1,140	—	13,303
Income (loss) before income tax expense (benefit)	3,269	1,015	2,048	774	194	(374)	6,926
Income tax expense (benefit)	818	254	518	195	110	(374)	1,521
Net income before noncontrolling interests	2,451	761	1,530	579	84	—	5,405
Less: Net income from noncontrolling interests	—	2	—	—	281	—	283
Net income (loss)	$2,451	759	1,530	579	(197)	—	5,122
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Nine months ended September 30, 2022
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$19,470	4,932	6,317	2,803	(1,685)	(320)	31,517
Noninterest income	6,877	2,839	4,786	8,324	976	(1,194)	22,608
Total revenue	26,347	7,771	11,103	11,127	(709)	(1,514)	54,125
Provision for credit losses	1,340	(491)	(226)	(36)	(10)	—	577
Noninterest expense	19,189	4,535	5,723	8,882	2,751	—	41,080
Income (loss) before income tax expense (benefit)	5,818	3,727	5,606	2,281	(3,450)	(1,514)	12,468
Income tax expense (benefit)	1,454	938	1,420	574	(658)	(1,514)	2,214
Net income (loss) before noncontrolling interests	4,364	2,789	4,186	1,707	(2,792)	—	10,254
Less: Net income (loss) from noncontrolling interests	—	9	—	—	(73)	—	(64)
Net income (loss)	$4,364	2,780	4,186	1,707	(2,719)	—	10,318

					Nine months ended September 30, 2021
Net interest income	$16,940	3,687	5,428	1,904	(1,121)	(321)	26,517
Noninterest income	9,204	2,578	4,899	8,794	6,496	(852)	31,119
Total revenue	26,144	6,265	10,327	10,698	5,375	(1,173)	57,636
Provision for credit losses	(1,304)	(1,116)	(1,245)	(92)	54	—	(3,703)
Noninterest expense	18,522	4,469	5,435	8,836	3,371	—	40,633
Income (loss) before income tax expense (benefit)	8,926	2,912	6,137	1,954	1,950	(1,173)	20,706
Income tax expense (benefit)	2,233	727	1,531	491	58	(1,173)	3,867
Net income before noncontrolling interests	6,693	2,185	4,606	1,463	1,892	—	16,839
Less: Net income (loss) from noncontrolling interests	—	5	(2)	—	1,038	—	1,041
Net income	$6,693	2,180	4,608	1,463	854	—	15,798
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended
($ in millions)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Income Statement
Net interest income	$7,102	6,372	5,996	5,867	5,707	11%	24	$19,470	16,940	15%
Noninterest income:
Deposit-related fees	773	779	845	853	799	(1)	(3)	2,397	2,192	9
Card fees	1,043	1,038	961	1,007	1,014	—	3	3,042	2,923	4
Mortgage banking	212	211	654	905	1,168	—	(82)	1,077	3,585	(70)
Other	147	107	107	101	116	37	27	361	504	(28)
Total noninterest income	2,175	2,135	2,567	2,866	3,097	2	(30)	6,877	9,204	(25)
Total revenue	9,277	8,507	8,563	8,733	8,804	9	5	26,347	26,144	1
Net charge-offs	435	358	375	408	302	22	44	1,168	1,031	13
Change in the allowance for credit losses	482	255	(565)	(282)	(820)	89	159	172	(2,335)	107
Provision for credit losses	917	613	(190)	126	(518)	50	277	1,340	(1,304)	203
Noninterest expense	6,758	6,036	6,395	6,126	6,053	12	12	19,189	18,522	4
Income before income tax expense	1,602	1,858	2,358	2,481	3,269	(14)	(51)	5,818	8,926	(35)
Income tax expense	401	465	588	619	818	(14)	(51)	1,454	2,233	(35)
Net income	$1,201	1,393	1,770	1,862	2,451	(14)	(51)	$4,364	6,693	(35)
Revenue by Line of Business
Consumer and Small Business Banking	$6,232	5,510	5,071	4,872	4,822	13	29	$16,813	14,086	19
Consumer Lending:
Home Lending	973	972	1,490	1,843	2,012	—	(52)	3,435	6,311	(46)
Credit Card	1,349	1,304	1,265	1,271	1,251	3	8	3,918	3,657	7
Auto	423	436	444	470	445	(3)	(5)	1,303	1,263	3
Personal Lending	300	285	293	277	274	5	9	878	827	6
Total revenue	$9,277	8,507	8,563	8,733	8,804	9	5	$26,347	26,144	1
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer and Small Business Banking	$9,895	10,453	10,605	12,573	15,122	(5)	(35)	$10,315	17,991	(43)
Consumer Lending:
Home Lending	221,870	218,371	213,714	214,900	217,011	2	2	218,015	227,663	(4)
Credit Card	35,052	32,825	31,503	30,375	28,925	7	21	33,139	28,607	16
Auto	55,430	56,813	57,278	55,773	53,043	(2)	5	56,500	51,121	11
Personal Lending	13,397	12,397	11,955	11,787	11,456	8	17	12,588	11,361	11
Total loans	$335,644	330,859	325,055	325,408	325,557	1	3	$330,557	336,743	(2)
Total deposits	888,037	898,650	881,339	864,373	848,419	(1)	5	889,366	824,752	8
Allocated capital	48,000	48,000	48,000	48,000	48,000	—	—	48,000	48,000	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer and Small Business Banking	$9,898	10,400	11,006	11,270	13,686	(5)	(28)	$9,898	13,686	(28)
Consumer Lending:
Home Lending	222,471	222,088	215,858	214,407	216,649	—	3	222,471	216,649	3
Credit Card	35,965	34,075	31,974	31,671	29,433	6	22	35,965	29,433	22
Auto	55,116	56,224	57,652	57,260	54,472	(2)	1	55,116	54,472	1
Personal Lending	13,902	12,945	12,068	11,966	11,678	7	19	13,902	11,678	19
Total loans	$337,352	335,732	328,558	326,574	325,918	—	4	$337,352	325,918	4
Total deposits	886,991	892,373	909,896	883,674	858,424	(1)	3	886,991	858,424	3

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	9.4%	11.1	14.4	14.8	19.7			11.6%	18.1
Efficiency ratio (2)	73	71	75	70	69			73	71
Retail bank branches (#)	4,612	4,660	4,705	4,777	4,796	(1)%	(4)	4,612	4,796	(4)%
Digital active customers (# in millions) (3)	33.6	33.4	33.7	33.0	32.7	1	3	33.6	32.7	3
Mobile active customers (# in millions) (3)	28.3	28.0	27.8	27.3	27.0	1	5	28.3	27.0	5

Consumer and Small Business Banking:
Deposit spread (4)	2.1%	1.7	1.6	1.4	1.5			1.8%	1.5
Debit card purchase volume ($ in billions) (5)	$122.4	125.2	115.0	122.4	118.6	(2)	3	$362.6	349.1	4
Debit card purchase transactions (# in millions) (5)	2,501	2,517	2,338	2,523	2,515	(1)	(1)	7,356	7,285	1

Home Lending:
Mortgage banking:
Net servicing income	$81	77	116	125	109	5	(26)	$274	(90)	404
Net gains on mortgage loan originations/sales	131	134	538	780	1,059	(2)	(88)	803	3,675	(78)
Total mortgage banking	$212	211	654	905	1,168	—	(82)	$1,077	3,585	(70)

Originations ($ in billions):
Retail	$12.4	19.6	24.1	32.8	35.2	(37)	(65)	$56.1	105.7	(47)
Correspondent	9.1	14.5	13.8	15.3	16.7	(37)	(46)	37.4	51.2	(27)
Total originations	$21.5	34.1	37.9	48.1	51.9	(37)	(59)	$93.5	156.9	(40)

% of originations held for sale (HFS)	59.2%	46.1	51.4	55.7	60.6			51.2%	67.3
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$687.4	696.9	704.2	716.8	739.5	(1)	(7)	$687.4	739.5	(7)
Mortgage servicing rights (MSR) carrying value (period-end)	9,828	9,163	8,511	6,920	6,862	7	43	9,828	6,862	43
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.43%	1.31	1.21	0.97	0.93			1.43%	0.93
Home lending loans 30+ days delinquency rate (7)(8)(9)	0.29	0.28	0.29	0.39	0.45			0.29	0.45

Credit Card:
Point of sale (POS) volume ($ in billions)	$30.7	30.1	26.0	27.5	24.6	2	25	$86.8	67.8	28
New accounts (# in thousands)	584	524	484	525	526	11	11	1,592	1,115	43
Credit card loans 30+ days delinquency rate	1.81%	1.54	1.58	1.52	1.46			1.81%	1.46

Auto:
Auto originations ($ in billions)	$5.4	5.4	7.3	9.4	9.2	—	(41)	$18.1	24.5	(26)
Auto loans 30+ days delinquency rate (8)	2.19%	1.95	1.68	1.84	1.46			2.19%	1.46

Personal Lending:
New volume ($ in billions)	$3.5	3.3	2.6	2.7	2.7	6	30	$9.4	7.1	32
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Excludes nonaccrual loans.
(9)Beginning in second quarter 2020, customer payment deferral activities instituted in response to the COVID-19 pandemic may have delayed the recognition of delinquencies for those customers who would have otherwise moved into past due or nonaccrual status.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended
($ in millions)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Income Statement
Net interest income	$1,991	1,580	1,361	1,273	1,231	26%	62	$4,932	3,687	34%
Noninterest income:
Deposit-related fees	256	310	328	320	323	(17)	(21)	894	965	(7)
Lending-related fees	126	122	121	129	132	3	(5)	369	403	(8)
Lease income	176	179	179	170	165	(2)	7	534	512	4
Other	403	301	338	392	225	34	79	1,042	698	49
Total noninterest income	961	912	966	1,011	845	5	14	2,839	2,578	10
Total revenue	2,952	2,492	2,327	2,284	2,076	18	42	7,771	6,265	24
Net charge-offs	(3)	4	(29)	(7)	16	NM	NM	(28)	108	NM
Change in the allowance for credit losses	(165)	17	(315)	(377)	(351)	NM	53	(463)	(1,224)	62
Provision for credit losses	(168)	21	(344)	(384)	(335)	NM	50	(491)	(1,116)	56
Noninterest expense	1,526	1,478	1,531	1,393	1,396	3	9	4,535	4,469	1
Income before income tax expense	1,594	993	1,140	1,275	1,015	61	57	3,727	2,912	28
Income tax expense	409	249	280	318	254	64	61	938	727	29
Less: Net income from noncontrolling interests	3	3	3	3	2	—	50	9	5	80
Net income	$1,182	741	857	954	759	60	56	$2,780	2,180	28

Revenue by Line of Business
Middle Market Banking	$1,793	1,459	1,246	1,167	1,165	23	54	$4,498	3,475	29
Asset-Based Lending and Leasing	1,159	1,033	1,081	1,117	911	12	27	3,273	2,790	17
Total revenue	$2,952	2,492	2,327	2,284	2,076	18	42	$7,771	6,265	24

Revenue by Product
Lending and leasing	$1,333	1,308	1,255	1,236	1,190	2	12	$3,896	3,599	8
Treasury management and payments	1,242	943	779	711	713	32	74	2,964	2,114	40
Other	377	241	293	337	173	56	118	911	552	65
Total revenue	$2,952	2,492	2,327	2,284	2,076	18	42	$7,771	6,265	24

Selected Metrics
Return on allocated capital	23.1%	14.3	16.9	18.5	14.5			18.1%	14.0
Efficiency ratio	52	59	66	61	67			58	71
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended
($ in millions)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$150,365	143,833	135,792	125,011	118,039	5%	27	$143,383	118,840	21%
Commercial real estate	45,121	44,790	45,053	45,755	46,576	1	(3)	44,988	47,444	(5)
Lease financing and other	13,511	13,396	13,550	13,855	14,007	1	(4)	13,486	13,812	(2)
Total loans	$208,997	202,019	194,395	184,621	178,622	3	17	$201,857	180,096	12

Loans by Line of Business:
Middle Market Banking	$117,031	113,033	108,583	103,594	101,523	4	15	$112,913	102,642	10
Asset-Based Lending and Leasing	91,966	88,986	85,812	81,027	77,099	3	19	88,944	77,454	15
Total loans	$208,997	202,019	194,395	184,621	178,622	3	17	$201,857	180,096	12

Total deposits	180,231	188,286	200,699	207,678	199,226	(4)	(10)	189,664	193,761	(2)
Allocated capital	19,500	19,500	19,500	19,500	19,500	—	—	19,500	19,500	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$155,400	146,656	140,932	131,078	120,203	6	29	$155,400	120,203	29
Commercial real estate	45,540	44,992	44,428	45,467	46,318	1	(2)	45,540	46,318	(2)
Lease financing and other	13,645	13,593	13,473	13,803	14,018	—	(3)	13,645	14,018	(3)
Total loans	$214,585	205,241	198,833	190,348	180,539	5	19	$214,585	180,539	19

Loans by Line of Business:
Middle Market Banking	$118,627	116,064	110,258	106,834	102,279	2	16	$118,627	102,279	16
Asset-Based Lending and Leasing	95,958	89,177	88,575	83,514	78,260	8	23	95,958	78,260	23
Total loans	$214,585	205,241	198,833	190,348	180,539	5	19	$214,585	180,539	19

Total deposits	172,727	183,145	195,549	205,428	204,853	(6)	(16)	172,727	204,853	(16)

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended
($ in millions)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Income Statement
Net interest income	$2,270	2,057	1,990	1,982	1,866	10%	22	$6,317	5,428	16%
Noninterest income:
Deposit-related fees	255	280	293	283	286	(9)	(11)	828	829	—
Lending-related fees	198	195	185	192	196	2	1	578	569	2
Investment banking fees	392	307	462	678	536	28	(27)	1,161	1,727	(33)
Net gains (losses) from trading activities	674	378	228	(174)	85	78	693	1,280	446	187
Other	271	356	312	551	416	(24)	(35)	939	1,328	(29)
Total noninterest income	1,790	1,516	1,480	1,530	1,519	18	18	4,786	4,899	(2)
Total revenue	4,060	3,573	3,470	3,512	3,385	14	20	11,103	10,327	8
Net charge-offs	(16)	(11)	(31)	8	(48)	(45)	67	(58)	(30)	(93)
Change in the allowance for credit losses	48	(51)	(165)	(202)	(412)	194	112	(168)	(1,215)	86
Provision for credit losses	32	(62)	(196)	(194)	(460)	152	107	(226)	(1,245)	82
Noninterest expense	1,900	1,840	1,983	1,765	1,797	3	6	5,723	5,435	5
Income before income tax expense	2,128	1,795	1,683	1,941	2,048	19	4	5,606	6,137	(9)
Income tax expense	536	459	425	488	518	17	3	1,420	1,531	(7)
Less: Net loss from noncontrolling interests	—	—	—	(1)	—	—	—	—	(2)	100
Net income	$1,592	1,336	1,258	1,454	1,530	19	4	$4,186	4,608	(9)

Revenue by Line of Business
Banking:
Lending	$580	528	521	519	502	10	16	$1,629	1,429	14
Treasury Management and Payments	670	529	432	373	372	27	80	1,631	1,095	49
Investment Banking	336	222	331	464	367	51	(8)	889	1,190	(25)
Total Banking	1,586	1,279	1,284	1,356	1,241	24	28	4,149	3,714	12
Commercial Real Estate	1,212	1,060	995	1,095	942	14	29	3,267	2,868	14
Markets:
Fixed Income, Currencies, and Commodities (FICC)	914	934	877	794	884	(2)	3	2,725	2,916	(7)
Equities	316	253	267	205	234	25	35	836	692	21
Credit Adjustment (CVA/DVA) and Other	17	13	25	13	58	31	(71)	55	78	(29)
Total Markets	1,247	1,200	1,169	1,012	1,176	4	6	3,616	3,686	(2)
Other	15	34	22	49	26	(56)	(42)	71	59	20
Total revenue	$4,060	3,573	3,470	3,512	3,385	14	20	$11,103	10,327	8

Selected Metrics
Return on allocated capital	16.6%	13.8	13.2	16.0	16.9			14.6%	17.2
Efficiency ratio	47	51	57	50	53			52	53

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended
($ in millions)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$205,185	200,527	191,152	182,778	170,486	2%	20	$199,006	166,647	19%
Commercial real estate	101,055	98,167	93,346	89,216	86,809	3	16	97,551	85,349	14
Total loans	$306,240	298,694	284,498	271,994	257,295	3	19	$296,557	251,996	18

Loans by Line of Business:
Banking	$109,909	109,123	102,485	101,589	95,911	1	15	$107,200	91,130	18
Commercial Real Estate	137,568	133,212	126,248	116,630	110,683	3	24	132,384	109,073	21
Markets	58,763	56,359	55,765	53,775	50,701	4	16	56,973	51,793	10
Total loans	$306,240	298,694	284,498	271,994	257,295	3	19	$296,557	251,996	18
Trading-related assets:
Trading account securities	$110,919	110,499	115,687	118,147	112,148	—	(1)	$112,351	107,771	4
Reverse repurchase agreements/securities borrowed	45,486	48,909	54,832	53,526	56,758	(7)	(20)	49,708	60,903	(18)
Derivative assets	28,050	30,845	26,244	24,267	25,191	(9)	11	28,386	25,668	11
Total trading-related assets	$184,455	190,253	196,763	195,940	194,097	(3)	(5)	$190,445	194,342	(2)
Total assets	560,509	564,306	551,404	543,946	524,124	(1)	7	558,773	516,401	8
Total deposits	156,830	164,860	169,181	182,101	189,424	(5)	(17)	163,578	191,560	(15)
Allocated capital	36,000	36,000	36,000	34,000	34,000	—	6	36,000	34,000	6

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$198,253	207,414	194,201	191,391	177,002	(4)	12	$198,253	177,002	12
Commercial real estate	101,440	100,872	96,426	92,983	86,955	1	17	101,440	86,955	17
Total loans	$299,693	308,286	290,627	284,374	263,957	(3)	14	$299,693	263,957	14

Loans by Line of Business:
Banking	$103,809	111,639	107,081	101,926	99,683	(7)	4	$103,809	99,683	4
Commercial Real Estate	137,077	137,083	129,375	125,926	112,050	—	22	137,077	112,050	22
Markets	58,807	59,564	54,171	56,522	52,224	(1)	13	58,807	52,224	13
Total loans	$299,693	308,286	290,627	284,374	263,957	(3)	14	$299,693	263,957	14
Trading-related assets:
Trading account securities	$113,488	109,634	113,763	108,697	114,187	4	(1)	$113,488	114,187	(1)
Reverse repurchase agreements/securities borrowed	44,194	42,696	57,579	55,973	55,123	4	(20)	44,194	55,123	(20)
Derivative assets	28,545	24,540	26,695	21,398	27,096	16	5	28,545	27,096	5
Total trading-related assets	$186,227	176,870	198,037	186,068	196,406	5	(5)	$186,227	196,406	(5)
Total assets	550,695	567,733	564,976	546,549	535,385	(3)	3	550,695	535,385	3
Total deposits	154,550	162,439	168,467	168,609	191,786	(5)	(19)	154,550	191,786	(19)

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Income Statement
Net interest income	$1,088	916	799	666	637	19%	71	$2,803	1,904	47%
Noninterest income:
Investment advisory and other asset-based fees	2,066	2,306	2,476	2,429	2,457	(10)	(16)	6,848	7,145	(4)
Commissions and brokerage services fees	486	459	454	484	458	6	6	1,399	1,526	(8)
Other	25	24	28	69	66	4	(62)	77	123	(37)
Total noninterest income	2,577	2,789	2,958	2,982	2,981	(8)	(14)	8,324	8,794	(5)
Total revenue	3,665	3,705	3,757	3,648	3,618	(1)	1	11,127	10,698	4
Net charge-offs	(1)	—	(4)	19	(3)	NM	67	(5)	(9)	44
Change in the allowance for credit losses	9	(7)	(33)	(22)	(70)	229	113	(31)	(83)	63
Provision for credit losses	8	(7)	(37)	(3)	(73)	214	111	(36)	(92)	61
Noninterest expense	2,796	2,911	3,175	2,898	2,917	(4)	(4)	8,882	8,836	1
Income before income tax expense	861	801	619	753	774	7	11	2,281	1,954	17
Income tax expense	222	198	154	189	195	12	14	574	491	17
Net income	$639	603	465	564	579	6	10	$1,707	1,463	17

Selected Metrics
Return on allocated capital	28.4%	27.1	21.0	25.0	25.7			25.5%	21.8
Efficiency ratio	76	79	85	79	81			80	83
Advisory assets ($ in billions)	$756	800	912	964	920	(6)	(18)	$756	920	(18)
Other brokerage assets and deposits ($ in billions)	1,003	1,035	1,168	1,219	1,171	(3)	(14)	1,003	1,171	(14)
Total client assets ($ in billions)	$1,759	1,835	2,080	2,183	2,091	(4)	(16)	$1,759	2,091	(16)
Annualized revenue per advisor ($ in thousands) (1)	1,212	1,213	1,221	1,171	1,141	—	6	1,215	1,094	11
Total financial and wealth advisors (#) (period-end)	12,011	12,184	12,250	12,367	12,552	(1)	(4)	12,011	12,552	(4)

Selected Balance Sheet Data (average)
Total loans	$85,472	85,912	84,765	84,007	82,785	(1)	3	$85,386	81,810	4
Total deposits	158,367	173,670	185,814	180,939	176,570	(9)	(10)	172,516	175,087	(1)
Allocated capital	8,750	8,750	8,750	8,750	8,750	—	—	8,750	8,750	—

Selected Balance Sheet Data (period-end)
Total loans	85,180	85,342	84,688	84,101	82,824	—	3	85,180	82,824	3
Total deposits	148,890	165,633	183,727	192,548	177,809	(10)	(16)	148,890	177,809	(16)
NM – Not meaningful
(1)Represents annualized segment total revenue divided by average total financial and wealth advisors for the period.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Sep 30, 2022 % Change from		Nine months ended
($ in millions)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Income Statement
Net interest income	$(248)	(619)	(818)	(420)	(427)	60%	42	$(1,685)	(1,121)	(50)%
Noninterest income	284	(114)	806	3,540	1,752	349	(84)	976	6,496	(85)
Total revenue	36	(733)	(12)	3,120	1,325	105	(97)	(709)	5,375	NM
Net charge-offs	(16)	(6)	(6)	(5)	(10)	NM	(60)	(28)	59	NM
Change in the allowance for credit losses	11	21	(14)	8	1	(48)	NM	18	(5)	460
Provision for credit losses	(5)	15	(20)	3	(9)	NM	44	(10)	54	NM
Noninterest expense	1,347	618	786	1,016	1,140	118	18	2,751	3,371	(18)
Income (loss) before income tax expense (benefit)	(1,306)	(1,366)	(778)	2,101	194	4	NM	(3,450)	1,950	NM
Income tax expense (benefit)	(189)	(242)	(227)	538	110	22	NM	(658)	58	NM
Less: Net income (loss) from noncontrolling interests	(31)	(170)	128	647	281	82	NM	(73)	1,038	NM
Net income (loss)	$(1,086)	(954)	(679)	916	(197)	(14)	NM	$(2,719)	854	NM

Selected Balance Sheet Data (average)
Cash, cash equivalents, and restricted cash	$134,725	145,637	178,747	216,156	250,414	(7)	(46)	$152,875	242,853	(37)
Available-for-sale debt securities	110,575	127,997	156,756	169,953	172,035	(14)	(36)	131,607	185,847	(29)
Held-to-maturity debt securities	297,335	291,710	275,510	262,969	260,167	2	14	288,265	238,591	21
Equity securities	15,423	15,681	15,760	15,172	13,254	(2)	16	15,620	11,894	31
Total loans	9,112	9,083	9,292	9,006	9,765	—	(7)	9,163	10,021	(9)
Total assets	617,713	642,606	687,341	727,818	762,067	(4)	(19)	648,966	748,236	(13)
Total deposits	24,386	20,327	27,039	34,936	37,302	20	(35)	23,909	41,796	(43)

Selected Balance Sheet Data (period-end)
Cash, cash equivalents, and restricted cash	$141,743	123,872	175,201	209,696	241,423	14	(41)	$141,743	241,423	(41)
Available-for-sale debt securities	104,726	114,469	157,164	165,926	173,237	(9)	(40)	104,726	173,237	(40)
Held-to-maturity debt securities	297,530	298,895	277,965	269,285	261,583	—	14	297,530	261,583	14
Equity securities	15,581	15,004	16,137	16,549	14,022	4	11	15,581	14,022	11
Total loans	9,096	9,133	9,101	9,997	9,589	—	(5)	9,096	9,589	(5)
Total assets	615,408	611,658	682,912	721,335	751,155	1	(18)	615,408	751,155	(18)
Total deposits	34,993	21,563	23,715	32,220	37,507	62	(7)	34,993	37,507	(7)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Sep 30, 2022 $ Change from
($ in millions)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021
Period-End Loans
Commercial and industrial	$379,694	380,235	362,137	350,436	326,425	(541)	53,269
Real estate mortgage	133,770	133,411	129,495	127,733	121,985	359	11,785
Real estate construction	21,889	21,743	20,613	20,092	21,129	146	760
Lease financing	14,617	14,530	14,469	14,859	15,398	87	(781)
Total commercial	549,970	549,919	526,714	513,120	484,937	51	65,033
Residential mortgage – first lien	254,165	252,941	245,242	242,270	242,935	1,224	11,230
Residential mortgage – junior lien	13,900	14,604	15,392	16,618	18,026	(704)	(4,126)
Credit card	43,558	41,222	38,639	38,453	36,061	2,336	7,497
Auto	54,545	55,658	57,083	56,659	53,827	(1,113)	718
Other consumer	29,768	29,390	28,737	28,274	27,041	378	2,727
Total consumer	395,936	393,815	385,093	382,274	377,890	2,121	18,046
Total loans	$945,906	943,734	911,807	895,394	862,827	2,172	83,079

Average Loans
Commercial and industrial	$381,375	370,615	353,829	335,752	319,426	10,760	61,949
Real estate mortgage	133,720	131,128	127,464	123,806	121,453	2,592	12,267
Real estate construction	21,571	21,328	20,259	20,800	21,794	243	(223)
Lease financing	14,526	14,445	14,586	15,227	15,492	81	(966)
Total commercial	551,192	537,516	516,138	495,585	478,165	13,676	73,027
Residential mortgage – first lien	253,383	248,879	242,883	242,515	243,201	4,504	10,182
Residential mortgage – junior lien	14,226	14,998	16,017	17,317	18,809	(772)	(4,583)
Credit card	42,407	39,614	38,164	37,041	35,407	2,793	7,000
Auto	54,874	56,262	56,701	55,161	52,370	(1,388)	2,504
Other consumer	29,383	29,298	28,102	27,417	26,072	85	3,311
Total consumer	394,273	389,051	381,867	379,451	375,859	5,222	18,414
Total loans	$945,465	926,567	898,005	875,036	854,024	18,898	91,441

Average Interest Rates
Commercial and industrial	4.13%	2.92	2.41	2.45	2.44
Real estate mortgage	4.12	3.00	2.65	2.64	2.67
Real estate construction	4.93	3.59	3.31	3.08	3.10
Lease financing	3.76	4.24	4.24	4.27	4.45
Total commercial	4.14	3.00	2.56	2.58	2.60
Residential mortgage – first lien	3.16	3.12	3.14	3.27	3.12
Residential mortgage – junior lien	5.28	4.48	4.17	4.22	4.11
Credit card	11.51	11.13	11.32	11.25	11.47
Auto	4.27	4.18	4.17	4.37	4.44
Other consumer	5.58	4.26	3.69	3.67	3.70
Total consumer	4.47	4.23	4.20	4.28	4.18
Total loans	4.28%	3.52	3.25	3.32	3.29

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Sep 30, 2022		Jun 30, 2022		Mar 31, 2022		Dec 31, 2021		Sep 30, 2021		Sep 30, 2022 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Jun 30, 2022	Sep 30, 2021
By product:
Commercial:
Commercial and industrial	$13	0.01%	$27	0.03%	$(23)	(0.03)%	$3	—%	$46	0.06%	$(14)	(33)
Real estate mortgage	(12)	(0.04)	(4)	(0.01)	(5)	(0.02)	22	0.07	(10)	(0.03)	(8)	(2)
Real estate construction	—	—	—	—	—	—	—	—	1	—	—	(1)
Lease financing	5	0.15	—	—	(1)	(0.02)	3	0.09	1	0.03	5	4
Total commercial	6	—	23	0.02	(29)	(0.02)	28	0.02	38	0.03	(17)	(32)
Consumer:
Residential mortgage – first lien	(1)	—	(3)	(0.01)	(3)	—	110	0.18	(14)	(0.02)	2	13
Residential mortgage – junior lien	(13)	(0.36)	(13)	(0.36)	(18)	(0.46)	8	0.19	(28)	(0.61)	—	15
Credit card	202	1.90	199	2.02	176	1.87	150	1.61	158	1.77	3	44
Auto	121	0.87	68	0.49	96	0.68	58	0.41	26	0.20	53	95
Other consumer	84	1.13	70	0.98	83	1.20	67	0.96	79	1.22	14	5
Total consumer	393	0.40	321	0.33	334	0.35	393	0.41	221	0.23	72	172
Total net charge-offs	$399	0.17%	$344	0.15%	$305	0.14%	$421	0.19%	$259	0.12%	$55	140
By segment:
Consumer Banking and Lending	$435	0.51%	$358	0.43%	$375	0.47%	$410	0.50%	$302	0.37%	$77	133
Commercial Banking	(3)	(0.01)	3	0.01	(29)	(0.06)	(9)	(0.02)	16	0.04	(6)	(19)
Corporate and Investing Banking	(16)	(0.02)	(11)	(0.01)	(31)	(0.04)	8	0.01	(48)	(0.07)	(5)	32
Wealth and Investment Management	(1)	—	—	—	(4)	(0.02)	18	0.09	(3)	(0.01)	(1)	2
Corporate	(16)	(0.70)	(6)	(0.26)	(6)	(0.26)	(6)	(0.26)	(8)	(0.33)	(10)	(8)
Total net charge-offs	$399	0.17%	$344	0.15%	$305	0.14%	$421	0.19%	$259	0.12%	$55	140
(1)Quarterly net charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Sep 30, 2022 $ Change from
($ in millions)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021
Balance, beginning of period	$12,884	12,681	13,788	14,705	16,391	203	(3,507)
Provision for credit losses	773	578	(775)	(464)	(1,387)	195	2,160
Interest income on certain loans (1)	(26)	(27)	(29)	(33)	(35)	1	9
Net loan charge-offs:
Commercial:
Commercial and industrial	(13)	(27)	23	(3)	(46)	14	33
Real estate mortgage	12	4	5	(22)	10	8	2
Real estate construction	—	—	—	—	(1)	—	1
Lease financing	(5)	—	1	(3)	(1)	(5)	(4)
Total commercial	(6)	(23)	29	(28)	(38)	17	32
Consumer:
Residential mortgage – first lien	1	3	3	(110)	14	(2)	(13)
Residential mortgage – junior lien	13	13	18	(8)	28	—	(15)
Credit card	(202)	(199)	(176)	(150)	(158)	(3)	(44)
Auto	(121)	(68)	(96)	(58)	(26)	(53)	(95)
Other consumer	(84)	(70)	(83)	(67)	(79)	(14)	(5)
Total consumer	(393)	(321)	(334)	(393)	(221)	(72)	(172)
Net loan charge-offs	(399)	(344)	(305)	(421)	(259)	(55)	(140)
Other	(7)	(4)	2	1	(5)	(3)	(2)
Balance, end of period	$13,225	12,884	12,681	13,788	14,705	341	(1,480)
Components:
Allowance for loan losses	$12,571	11,786	11,504	12,490	13,517	785	(946)
Allowance for unfunded credit commitments	654	1,098	1,177	1,298	1,188	(444)	(534)
Allowance for credit losses for loans	$13,225	12,884	12,681	13,788	14,705	341	(1,480)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	7.94x	8.54	9.31	7.49	13.14
Allowance for loan losses as a percentage of:
Total loans	1.33%	1.25	1.26	1.39	1.57
Nonaccrual loans	225	197	167	173	192
Allowance for credit losses for loans as a percentage of:
Total loans	1.40	1.37	1.39	1.54	1.70
Nonaccrual loans	237	215	185	191	208
(1)Loans with an allowance for credit losses measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognize changes in the allowance for credit losses attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Sep 30, 2022		Jun 30, 2022		Mar 31, 2022		Dec 31, 2021		Sep 30, 2021
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial:
Commercial and industrial	$4,547	1.20%	$4,620	1.22%	$4,625	1.28%	$4,873	1.39%	$5,193	1.59%
Real estate mortgage	1,656	1.24	1,810	1.36	1,883	1.45	2,085	1.63	2,422	1.99
Real estate construction	577	2.64	378	1.74	366	1.78	431	2.15	470	2.22
Lease financing	211	1.44	274	1.89	274	1.89	402	2.71	480	3.12
Total commercial	6,991	1.27	7,082	1.29	7,148	1.36	7,791	1.52	8,565	1.77
Consumer:
Residential mortgage – first lien (1)	1,027	0.40	1,024	0.40	927	0.38	1,156	0.48	1,197	0.49
Residential mortgage – junior lien (1)	(26)	(0.19)	(6)	(0.04)	2	0.01	130	0.78	201	1.12
Credit card	3,364	7.72	3,253	7.89	3,094	8.01	3,290	8.56	3,356	9.31
Auto	1,340	2.46	1,045	1.88	1,030	1.80	928	1.64	901	1.67
Other consumer	529	1.78	486	1.65	480	1.67	493	1.74	485	1.79
Total consumer	6,234	1.57	5,802	1.47	5,533	1.44	5,997	1.57	6,140	1.62
Total allowance for credit losses for loans	$13,225	1.40%	$12,884	1.37%	$12,681	1.39%	$13,788	1.54%	$14,705	1.70%
By segment:
Consumer Banking and Lending	$7,002	2.08%	$6,540	1.95%	$6,305	1.92%	$6,891	2.11%	$7,194	2.21%
Commercial Banking	2,477	1.15	2,644	1.29	2,631	1.32	2,950	1.55	3,334	1.85
Corporate and Investing Banking	3,517	1.17	3,480	1.13	3,532	1.22	3,705	1.30	3,900	1.48
Wealth and Investment Management	240	0.28	231	0.27	238	0.28	271	0.32	292	0.35
Corporate	(11)	(0.12)	(11)	(0.12)	(25)	(0.27)	(29)	(0.29)	(15)	(0.16)
Total allowance for credit losses for loans	$13,225	1.40%	$12,884	1.37%	$12,681	1.39%	$13,788	1.54%	$14,705	1.70%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Sep 30, 2022		Jun 30, 2022		Mar 31, 2022		Dec 31, 2021		Sep 30, 2021		Sep 30, 2022 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Jun 30, 2022	Sep 30, 2021
By product:
Nonaccrual loans:
Commercial:
Commercial and industrial	$742	0.20%	$722	0.19%	$799	0.22%	$980	0.28%	$1,274	0.39%	$20	(532)
Real estate mortgage	850	0.64	898	0.67	1,033	0.80	1,235	0.97	1,538	1.26	(48)	(688)
Real estate construction	3	0.01	3	0.01	4	0.02	13	0.06	20	0.09	—	(17)
Lease financing	108	0.74	96	0.66	117	0.81	148	1.00	188	1.22	12	(80)
Total commercial	1,703	0.31	1,719	0.31	1,953	0.37	2,376	0.46	3,020	0.62	(16)	(1,317)
Consumer:
Residential mortgage – first lien (1)	3,024	1.19	3,322	1.31	3,873	1.58	3,803	1.57	3,093	1.27	(298)	(69)
Residential mortgage – junior lien (1)	653	4.70	729	4.99	802	5.21	801	4.82	702	3.89	(76)	(49)
Auto	171	0.31	188	0.34	208	0.36	198	0.35	206	0.38	(17)	(35)
Other consumer	36	0.12	35	0.12	35	0.12	34	0.12	37	0.14	1	(1)
Total consumer	3,884	0.98	4,274	1.09	4,918	1.28	4,836	1.27	4,038	1.07	(390)	(154)
Total nonaccrual loans	5,587	0.59	5,993	0.64	6,871	0.75	7,212	0.81	7,058	0.82	(406)	(1,471)
Foreclosed assets	125		130		130		112		121		(5)	4
Total nonperforming assets	$5,712	0.60%	$6,123	0.65%	$7,001	0.77%	$7,324	0.82%	$7,179	0.83%	$(411)	(1,467)
By segment:
Consumer Banking and Lending	$3,811	1.13%	$4,179	1.24%	$4,754	1.45%	$4,672	1.43%	$3,955	1.21%	$(368)	(144)
Commercial Banking	1,025	0.48	1,065	0.52	1,242	0.62	1,520	0.80	1,827	1.01	(40)	(802)
Corporate and Investing Banking	673	0.22	646	0.21	706	0.24	778	0.27	1,073	0.41	27	(400)
Wealth and Investment Management	203	0.24	233	0.27	299	0.35	354	0.42	324	0.39	(30)	(121)
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$5,712	0.60%	$6,123	0.65%	$7,001	0.77%	$7,324	0.82%	$7,179	0.83%	$(411)	(1,467)
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Sep 30, 2022				Jun 30, 2022				Sep 30, 2021
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)
Financials except banks	$53	144,595	15%	$248,059	$56	146,264	15%	$245,199	$140	134,060	16%	$227,289
Technology, telecom and media	69	27,892	3	67,050	70	26,215	3	67,564	75	21,226	2	60,120
Real estate and construction	65	25,572	3	59,197	67	26,154	3	58,281	87	20,900	2	50,959
Equipment, machinery and parts manufacturing	14	22,915	2	46,784	19	21,473	2	45,914	29	17,503	2	43,051
Retail	49	19,673	2	45,653	19	18,994	2	41,335	36	17,181	2	39,977
Materials and commodities	78	17,026	2	40,173	25	16,793	2	38,571	40	13,225	2	35,410
Food and beverage manufacturing	18	15,659	2	34,794	6	15,522	2	33,816	7	12,637	1	30,880
Oil, gas and pipelines	55	9,858	1	30,897	84	9,878	1	31,043	280	8,725	1	28,955
Health care and pharmaceuticals	21	14,472	2	29,207	20	13,936	1	29,624	28	12,821	1	29,718
Auto related	9	12,137	1	27,262	11	11,868	1	27,255	56	9,290	1	24,868
Utilities	61	8,848	*	26,090	77	9,060	*	25,579	67	7,025	*	21,953
Commercial services	28	10,818	1	25,676	38	10,954	1	24,824	77	9,537	1	24,158
Diversified or miscellaneous	11	8,219	*	21,009	10	8,661	*	20,714	4	6,792	*	17,643
Entertainment and recreation	35	11,407	1	17,812	39	11,399	1	18,909	26	8,451	*	16,716
Banks	—	15,575	2	17,694	—	19,775	2	20,836	—	15,444	2	15,812
Insurance and fiduciaries	1	4,515	*	15,630	1	5,104	*	15,688	1	4,071	*	15,080
Transportation services	226	7,817	*	15,405	213	8,583	*	15,725	431	8,319	*	15,896
Government and education	16	6,578	*	12,657	16	6,096	*	12,225	4	5,303	*	10,794
Agribusiness	25	6,301	*	11,417	26	6,070	*	11,631	51	5,333	*	10,986
Other	16	4,434	*	11,677	21	1,966	*	9,248	23	3,980	*	11,602
Total	$850	394,311	42%	$804,143	$818	394,765	42%	$793,981	$1,462	341,823	40%	$731,867
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit. In second quarter 2022, we reclassified commitments for commercial securities-based loans originated by the Wealth and Investment Management operating segment to consumer loan commitments. Prior period balances have been revised to conform with the current period presentation.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE

	Sep 30, 2022				Jun 30, 2022				Sep 30, 2021
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)
Apartments	$9	38,855	4%	$51,565	$10	37,707	4%	$49,748	$14	28,948	3%	$37,988
Office buildings	173	35,194	4	40,411	109	36,161	4	41,546	167	36,206	4	41,932
Industrial/warehouse	44	19,453	2	24,465	57	18,501	2	22,354	97	17,758	2	20,758
Hotel/motel	153	13,144	1	14,030	186	13,378	1	14,110	297	12,113	1	12,529
Retail (excluding shopping center)	87	11,853	1	12,576	105	11,970	1	12,744	141	13,116	2	13,789
Shopping center	253	9,825	1	10,434	283	10,167	1	10,781	593	10,712	1	11,321
Institutional	34	7,987	*	9,411	37	7,739	*	9,229	64	7,184	*	9,037
Mixed use properties	57	7,356	*	8,688	61	7,517	*	8,974	94	6,233	*	7,360
Collateral pool	—	3,305	*	3,804	—	3,389	*	3,904	—	3,095	*	3,770
Storage facility	—	2,877	*	3,110	—	2,825	*	3,044	—	2,161	*	2,815
Other	43	5,810	*	8,866	53	5,800	*	9,248	91	5,588	*	8,069
Total	$853	155,659	16%	$187,360	$901	155,154	16%	$185,682	$1,558	143,114	17%	$169,368
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Sep 30, 2022 % Change from
(in millions, except ratios)		Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021
Tangible book value per common share:
Total equity		$178,409	179,793	181,689	190,110	191,071	(1)%	(7)
Adjustments:
Preferred stock		(20,057)	(20,057)	(20,057)	(20,057)	(20,270)	—	1
Additional paid-in capital on preferred stock		136	135	136	136	120	1	13
Unearned ESOP shares		646	646	646	646	875	—	(26)
Noncontrolling interests		(2,220)	(2,261)	(2,446)	(2,504)	(2,043)	2	(9)
Total common stockholders' equity	(A)	156,914	158,256	159,968	168,331	169,753	(1)	(8)
Adjustments:
Goodwill		(25,172)	(25,178)	(25,181)	(25,180)	(26,191)	—	4
Certain identifiable intangible assets (other than MSRs)		(171)	(191)	(210)	(225)	(281)	10	39
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2,378)	(2,307)	(2,304)	(2,437)	(2,120)	(3)	(12)
Applicable deferred taxes related to goodwill and other intangible assets (1)		889	880	871	765	886	1	—
Tangible common equity	(B)	$130,082	131,460	133,144	141,254	142,047	(1)	(8)
Common shares outstanding	(C)	3,795.4	3,793.0	3,789.9	3,885.8	3,996.9	—	(5)
Book value per common share	(A)/(C)	$41.34	41.72	42.21	43.32	42.47	(1)	(3)
Tangible book value per common share	(B)/(C)	34.27	34.66	35.13	36.35	35.54	(1)	(4)
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Sep 30, 2022 % Change from		Nine months ended
(in millions, except ratios)		Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$3,250	2,839	3,393	5,470	4,787	14%	(32)	$9,482	14,786	(36)%
Average total equity		183,037	181,016	186,337	190,744	194,041	1	(6)	183,451	191,379	(4)
Adjustments:
Preferred stock		(20,057)	(20,057)	(20,057)	(20,267)	(21,403)	—	6	(20,057)	(21,449)	(6)
Additional paid-in capital on preferred stock		135	135	134	120	145	—	(7)	135	143	(6)
Unearned ESOP shares		646	646	646	872	875	—	(26)	646	875	(26)
Noncontrolling interests		(2,258)	(2,386)	(2,468)	(2,119)	(1,845)	5	(22)	(2,370)	(1,427)	66
Average common stockholders’ equity	(B)	161,503	159,354	164,592	169,350	171,813	1	(6)	161,805	169,521	(5)
Adjustments:
Goodwill		(25,177)	(25,179)	(25,180)	(25,569)	(26,192)	—	4	(25,179)	(26,262)	(4)
Certain identifiable intangible assets (other than MSRs)		(181)	(200)	(218)	(246)	(290)	10	38	(199)	(310)	(36)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2,359)	(2,304)	(2,395)	(2,309)	(2,169)	(2)	(9)	(2,352)	(2,198)	7
Applicable deferred taxes related to goodwill and other intangible assets (1)		886	877	803	848	882	1	—	855	873	(2)
Average tangible common equity	(C)	$134,672	132,548	137,602	142,074	144,044	2	(7)	$134,930	141,624	(5)
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	8.0%	7.1	8.4	12.8	11.1			7.8%	11.7
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	9.6	8.6	10.0	15.3	13.2			9.4	14.0
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Sep 30, 2022 % Change from
($ in billions)		Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021
Total equity		$178.4	179.8	181.7	190.1	191.1	(1)%	(7)
Adjustments:
Preferred stock		(20.1)	(20.1)	(20.1)	(20.1)	(20.3)	—	1
Additional paid-in capital on preferred stock		0.1	0.2	0.1	0.1	0.1	(33)	13
Unearned ESOP shares		0.7	0.7	0.7	0.7	0.9	—	(15)
Noncontrolling interests		(2.2)	(2.3)	(2.4)	(2.5)	(2.0)	2	(9)
Total common stockholders' equity		156.9	158.3	160.0	168.3	169.8	(1)	(8)
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(26.2)	—	4
Certain identifiable intangible assets (other than MSRs)		(0.2)	(0.2)	(0.2)	(0.2)	(0.3)	19	39
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2.4)	(2.3)	(2.3)	(2.4)	(2.1)	(3)	(12)
Applicable deferred taxes related to goodwill and other intangible assets (2)		0.9	0.9	0.9	0.8	0.9	2	—
Current expected credit loss (CECL) transition provision (3)		0.2	0.2	0.2	0.2	0.5	1	(61)
Other		(0.4)	(1.6)	(1.1)	(0.9)	(1.0)	75	61
Common Equity Tier 1	(A)	129.8	130.1	132.3	140.6	141.6	—	(8)
Preferred stock		20.1	20.1	20.1	20.1	20.3	—	(1)
Additional paid-in capital on preferred stock		(0.1)	(0.2)	(0.1)	(0.2)	(0.1)	50	—
Unearned ESOP shares		(0.7)	(0.7)	(0.7)	(0.6)	(0.9)	6	20
Other		(0.3)	(0.2)	(0.3)	(0.2)	(0.3)	(39)	6
Total Tier 1 capital	(B)	148.8	149.1	151.3	159.7	160.6	—	(7)
Long-term debt and other instruments qualifying as Tier 2		20.6	21.6	22.3	22.7	22.8	(5)	(10)
Qualifying allowance for credit losses (4)		13.6	13.2	13.0	14.1	14.6	3	(7)
Other		(0.3)	(0.3)	(0.3)	(0.2)	(0.4)	8	39
Total qualifying capital	(C)	$182.7	183.6	186.3	196.3	197.6	—	(8)

Total risk-weighted assets (RWAs)	(D)	$1,257.4	1,253.6	1,265.5	1,239.0	1,218.9	—	3

Common Equity Tier 1 to total RWAs	(A)/(D)	10.3%	10.4	10.5	11.4	11.6
Tier 1 capital to total RWAs	(B)/(D)	11.8	11.9	12.0	12.9	13.2
Total capital to total RWAs	(C)/(D)	14.5	14.6	14.7	15.8	16.2
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, tier 1 and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(3)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(4)Under the Standardized Approach, the allowance for credit losses is includable in Tier 2 capital up to 1.25% of Standardized credit RWAs with any excess allowance for credit losses deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Sep 30, 2022 % Change from
($ in billions)		Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2022	Sep 30, 2021
Total equity		$178.4	179.8	181.7	190.1	191.1	(1)%	(7)
Adjustments:
Preferred stock		(20.1)	(20.1)	(20.1)	(20.1)	(20.3)	—	1
Additional paid-in capital on preferred stock		0.1	0.2	0.1	0.2	0.1	(43)	13
Unearned ESOP shares		0.7	0.7	0.7	0.6	0.9	—	(15)
Noncontrolling interests		(2.2)	(2.3)	(2.4)	(2.5)	(2.0)	5	(9)
Total common stockholders' equity		156.9	158.3	160.0	168.3	169.8	(1)	(8)
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(26.2)	—	4
Certain identifiable intangible assets (other than MSRs)		(0.2)	(0.2)	(0.2)	(0.2)	(0.3)	19	39
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2.4)	(2.3)	(2.3)	(2.4)	(2.1)	(3)	(12)
Applicable deferred taxes related to goodwill and other intangible assets (2)		0.9	0.9	0.9	0.8	0.9	2	—
CECL transition provision (3)		0.2	0.2	0.2	0.2	0.5	1	(61)
Other		(0.4)	(1.6)	(1.1)	(0.9)	(1.0)	74	61
Common Equity Tier 1	(A)	129.8	130.1	132.3	140.6	141.6	—	(8)
Preferred stock		20.1	20.1	20.1	20.1	20.3	—	(1)
Additional paid-in capital on preferred stock		(0.1)	(0.2)	(0.1)	(0.2)	(0.1)	50	—
Unearned ESOP shares		(0.7)	(0.7)	(0.7)	(0.6)	(0.9)	6	20
Other		(0.3)	(0.2)	(0.3)	(0.2)	(0.3)	(41)	6
Total Tier 1 capital	(B)	148.8	149.1	151.3	159.7	160.6	—	(7)
Long-term debt and other instruments qualifying as Tier 2		20.6	21.6	22.3	22.7	22.8	(5)	(10)
Qualifying allowance for credit losses (4)		4.4	4.4	4.4	4.4	4.4	—	1
Other		(0.3)	(0.3)	(0.3)	(0.2)	(0.4)	19	39
Total qualifying capital	(C)	$173.5	174.8	177.7	186.6	187.4	(1)	(7)

Total RWAs	(D)	$1,104.9	1,121.6	1,119.5	1,116.1	1,138.6	(1)	(3)

Common Equity Tier 1 to total RWAs	(A)/(D)	11.7%	11.6	11.8	12.6	12.4
Tier 1 capital to total RWAs	(B)/(D)	13.5	13.3	13.5	14.3	14.1
Total capital to total RWAs	(C)/(D)	15.7	15.6	15.9	16.7	16.5
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, tier 1 and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(3)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(4)Under the Advanced Approach, the allowance for credit losses that exceeds expected credit losses is eligible for inclusion in Tier 2 capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess allowance for credit losses deducted from total RWAs.